SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 20, 2004

                                       CW

                                  (Depositor)

    (Issuer in respect of CHL Mortgage Pass-Through Trust, Series 2004-HYB3)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 20, 2004


                                       CW


                          By: /s/ AnnMarie Cassano
                              ------------------------------
                          Name:   AnnMarie Cassano
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 20, 2004


                             Payment Date: 12/20/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB3
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A        106,793,086.12    3.608577%     2,370,085.81    321,142.53    2,691,228.34       0.00       0.00
                        2A        138,662,268.68    4.163000%     2,836,302.88    481,042.53    3,317,345.42       0.00       0.00
                        3A         31,620,803.67    3.854272%         8,931.93    101,562.64      110,494.57       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           3,928,068.43    3.904394%         3,051.88     12,780.61       15,832.49       0.00       0.00
                        B1          3,142,653.84    3.904394%         2,441.66     10,225.13       12,666.80       0.00       0.00
                        B2          2,199,957.23    3.904394%         1,709.24      7,157.92        8,867.16       0.00       0.00
                        B3          2,199,957.23    3.904394%         1,709.24      7,157.92        8,867.16       0.00       0.00
                        B4            785,414.60    3.904394%           610.22      2,555.47        3,165.70       0.00       0.00
                        B5            472,695.65    3.904394%           367.24      1,537.99        1,905.23       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        289,804,905.46     -            5,225,210.11    945,162.74    6,170,372.85     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A        104,423,000.31              0.00
                                2A        135,825,965.80              0.00
                                3A         31,611,871.74              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           3,925,016.55              0.00
                                B1          3,140,212.18              0.00
                                B2          2,198,247.99              0.00
                                B3          2,198,247.99              0.00
                                B4            784,804.37              0.00
                                B5            472,328.41              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        284,579,695.35     -
--------------------------------------------------------------------------------

                             Payment Date: 12/20/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB3
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A    106,793,086.12     3.608577% 12669FYX5    19.173590      2.597988    844.764265
                           2A    138,662,268.68     4.163000% 12669FYY3    19.321917      3.277035    925.295423
                           3A     31,620,803.67     3.854272% 12669FYZ0     0.274415      3.120300    971.208693
Residual                   AR              0.00     0.000000% 12669FZG1     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       3,928,068.43     3.904394% 12669FZA4     0.773412      3.238877    994.682349
                           B1      3,142,653.84     3.904394% 12669FZB2     0.773412      3.238877    994.682349
                           B2      2,199,957.23     3.904394% 12669FZC0     0.773412      3.238877    994.682349
                           B3      2,199,957.23     3.904394% 12669FZD8     0.773412      3.238877    994.682349
                           B4        785,414.60     3.904394% 12669FZE6     0.773412      3.238877    994.682349
                           B5        472,695.65     3.904394% 12669FZF3     0.773379      3.238913    994.693681
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     289,804,905.46       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB3
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance       109,587,646.99   142,006,761.72    32,985,286.52
Loan count                    219              267               51
Avg loan rate           3.992577%        4.773778%        4.238272%
Prepay amount        2,209,481.17     2,788,940.20         8,957.64

                          Total
                          -----
Prin balance       284,579,695.23
Loan count                    537
Avg loan rate                4.41
Prepay amount        5,007,379.01

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        30,181.58        65,789.68        10,310.69
Sub servicer fees            0.00           509.11             0.00
Trustee fees               839.74         1,086.34           247.46


Agg advances                  N/A              N/A              N/A
Adv this period          5,805.71         8,994.72         2,776.04

                          Total
                          -----
Master serv fees       106,281.95
Sub servicer fees          509.11
Trustee fees             2,173.54


Agg advances                  N/A
Adv this period         17,576.47

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy              40,802.55        48,453.67        10,743.78
Fraud                2,576,599.26     3,059,751.57       678,448.17
Special Hazard       1,529,875.54             0.00             0.00

                          Total
                          -----
Bankruptcy             100,000.00
Fraud                6,314,799.00
Special Hazard       1,529,875.54


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.611085%           100.000000%            277,076,158.48
   -----------------------------------------------------------------------------
   Junior            4.388915%             0.000000%             12,718,857.49
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           6                 3,694,933.03
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 6                 3,694,933.03
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,170,372.85          6,170,372.85
Principal remittance amount            5,225,210.11          5,225,210.11
Interest remittance amount               945,162.74            945,162.74